UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

October 8, 2020

To the Shareholders:

At a regular meeting held on June 15-16, 2020, the Board of Trustees (the Board) of Advanced Series Trust approved a new subadvisory agreement (the New Subadvisory Agreement) for the AST Legg Mason Diversified Growth Portfolio (the Portfolio) among PGIM Investments LLC (PGIM Investments or the Manager), QS Investors, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company LLC and Western Asset Management Company Limited (collectively, the Legg Mason Affiliates), due to a change of control of the parent company of the Legg Mason Affiliates.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of the Legg Mason Affiliates, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly- owned subsidiary of Franklin, and the Legg Mason Affiliates became indirect subsidiaries of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and each of the Legg Mason Affiliates and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and the Legg Mason Affiliates for the Portfolio.

The New Subadvisory Agreement became effective on July 31, 2020, and is identical to the prior subadvisory agreement between the Manager and the Legg Mason Affiliates. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. PGIM Investments will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio's subadvisory arrangement.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTLMDGIS-A

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

October 8, 2020

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Legg Mason Diversified Growth Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager- of-Managers Order permits the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio with QS Investors (QS), Brandywine Global Investment Management, LLC (Brandywine), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company LLC (WAMCO) and Western Asset Management Company Limited (WAMCO, and collectively, the Legg Mason Affiliates or the Subadvisers). At a meeting of the Board held on June 15-16, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the New Subadvisory Agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreement between the Manager and the Legg Mason Affiliates.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of the Legg Mason Affiliates, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly- owned subsidiary of Franklin, and the Legg Mason Affiliates became indirect subsidiaries of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and each of the Legg Mason Affiliates and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and the Legg Mason Affiliates for the Portfolio.

The New Subadvisory Agreement became effective on July 31, 2020, and is identical to the prior subadvisory agreement between the Manager and the Legg Mason Affiliates that was terminated as a result of the Transaction (the Prior Subadvisory Agreement). The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

The Legg Mason Affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about

October 12, 2020 to shareholders investing in the Portfolio as of July 31, 2020.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, due to an anticipated "change of control" of Legg Mason, the Board of AST, including the Independent Trustees, considered whether to approve the New Subadvisory Agreement.

At the Meeting, the Board, including all of the Independent Trustees, considered and approved the New Subadvisory Agreement after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its shareholders. The Board noted that it had most recently approved the Prior Subadvisory Agreement at the June 2019 Board meeting (the Prior Meeting), and that the New Subadvisory Agreement would not take effect until the anticipated change of control was complete.

The Board's approval of the New Subadvisory Agreement was in connection with the anticipated change of control of Legg Mason. The Board considered that Franklin would acquire 100% of Legg Mason, the parent company of the Legg Mason Affiliates, in the Transaction, causing each of the Legg Mason Affiliates to become an indirect subsidiary of Franklin. The Board was advised that the completion of the Transaction would constitute a "change of control" of Legg Mason and the Legg Mason Affiliates, resulting in the assignment and termination of the Prior Subadvisory Agreement between the Manager and the Legg Mason Affiliates.

In advance of the Meeting, the Board requested and received materials related to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations.

Before approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Legg Mason Affiliates; comparable performance information; the fees paid by the Manager to the Legg Mason Affiliates; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Legg Mason Affiliates. In connection with its deliberations, the Board considered information provided by the Manager and the Legg Mason Affiliates at, or in advance of, the Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangements between the Manager and the Legg Mason Affiliates, who will continue to subadvise the Portfolio pursuant to the terms of the New Subadvisory Agreement, are in the best interests of the Portfolio and its shareholders, in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had most recently received and considered information regarding the nature, quality and extent of services provided to the Portfolio by the Legg Mason Affiliates in connection with its approval of the Prior Subadvisory Agreement at the Prior Meeting. The Board also noted that the nature and extent of services to be provided to Portfolio under the Prior Subadvisory Agreement are identical in all material respects to those to be provided by the Legg Mason Affiliates under the New Subadvisory Agreement.

With respect to quality of services, the Board considered, among other things, the backgrounds and experiences of the portfolio management teams of the Legg Mason Affiliates that serve the Portfolio, and that such teams would continue to serve the Portfolio after the Transaction and would otherwise be unaffected. In connection with the approval of the Prior Subadvisory Agreement for the Portfolio, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolio. The Board was also provided information pertaining to the organizational structure of Legg Mason and the Legg Mason Affiliates, senior management and investment operations, among other relevant information. The Board noted that it had received favorable compliance reports from AST's Chief Compliance Officer at the Prior Meeting regarding the Legg Mason Affiliates in connection with its approval of the Prior Subadvisory Agreement.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by the Legg Mason Affiliates under the Prior Subadvisory Agreement, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by the Legg Mason Affiliates under the New Subadvisory Agreement should equal the quality of similar services provided by the Legg Mason Affiliates under the Prior Subadvisory Agreement.

Performance

The Board noted that it had reviewed and been satisfied with the investment performance of the Portfolio in connection with its approval of the Prior Subadvisory Agreement, and that there was a reasonable basis on which to conclude that the investment performance of the Portfolio under the New Subadvisory Agreement should not change as a result of the Transaction.

Subadvisory Fee Rate

The Board noted that the subadvisory fee rates payable to the Legg Mason Affiliates in connection with the Portfolio would remain unchanged as a result of the Transaction. The Board noted that it had reviewed the subadvisory fee rates paid to the Legg Mason Affiliates in connection with its approval of the Prior Subadvisory Agreement at the Prior Meeting and determined that such fee rates were reasonable.

Profitability

The Board noted that, since the Legg Mason Affiliates are not affiliated with the Manager, the revenues derived by the Legg Mason Affiliates under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of subadvisers not affiliated with the Manager, such as the Legg Mason Affiliates, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers out of its management fees.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreement contain breakpoints that reduce the fee rates on assets above specified levels, and that the fee schedules are the same as the fee schedules under the Prior Subadvisory Agreement that were approved by the Board at the Prior Meeting. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreement.

Other Benefits to the Subadvisers

The Board noted that it had considered potential "fall-out" or ancillary benefits anticipated to be received by the Legg Mason Affiliates, and their respective affiliates, in connection with its approval of the Prior Subadvisory Agreement at the Prior Meeting, and that the Transaction would not result in any changes to the information it considered at the Prior Meeting. The Board also noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreement.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about the Subadvisers

Brandywine. Effective July 31, 2020, Brandywine is a wholly-owned indirect subsidiary of Franklin. As of June 30, 2020, Brandywine had approximately $65.1 billion in assets under management. Brandywine's address is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

Additional information about Brandywine is attached as Exhibit B.

ClearBridge. Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2020, ClearBridge's assets under management (including assets under management for ClearBridge and RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $149.4 billion, including $24 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Additional information about ClearBridge is attached as Exhibit C.

QS. Effective July 31, 2020, QS is a wholly-owned indirect subsidiary of Franklin. As of June 30, 2020, QS had approximately $17.1 billion in assets under management. QS is headquartered at 880 3rd Avenue, New York, New York 10022.

Additional information about QS is attached as Exhibit D.

Western Asset. Effective July 31, 2020, WAMCO & WAML are wholly-owned indirect subsidiaries of Franklin. WAMCO, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $468.5 billion as of June 30, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Additional information about Western Asset is attached as Exhibit E.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are identical to the material terms of the Prior Subadvisory Agreement. The Legg Mason Affiliates are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to the Legg Mason Affiliates for the fiscal year ended December 31, 2019, are set forth below:

Subadvisory
Fees Paid for
Prior Subadvisory Fee Rates*	New Subadvisory Fee Rates*	the Fiscal Year
Ended

December 31,
2019
0.350% of average daily net assets to $250	0.350% of average daily net assets to $250	$1,522,686
million;	million;
0.325% of average daily net assets over $250	0.325% of average daily net assets over $250
million to $500 million;	million to $500 million;
0.300% of average daily net assets over $500	0.300% of average daily net assets over $500
million to $750 million;	million to $750 million;
0.275% of average daily net assets over $750	0.275% of average daily net assets over $750
million to $1 billion;	million to $1 billion;
0.250% of average daily net assets over $1 billion	0.250% of average daily net assets over $1
to $2 billion;	billion to $2 billion;
0.225% of average daily net assets over $2 billion	0.225% of average daily net assets over $2
billion

*QS has agreed to a contractual fee waiver arrangement that applies to the Portfolio. Under this arrangement, QS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to QS for any portfolio affiliated with the Trust. In addition, QS will waive its subadvisory fee for the Portfolio in amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the Legg Mason Affiliates are responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Legg Mason Affiliates will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by the Legg

Mason Affiliates, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the Legg Mason Affiliates will not be liable for any act or omission in connection with its activities as subadvisers to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102.

As of June 30, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $313.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreement.

The Manager is specifically responsible for overseeing and managing the Portfolio and each of the Legg Mason Affiliates. In this capacity, the Manager reviews the performance of the Portfolio and each of the Legg Mason Affiliates and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and each of the Legg Mason Affiliates, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and each of the Legg Mason Affiliates. The Manager utilizes this data in directly supervising the Portfolio and each of the Legg Mason Affiliates. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with the Legg Mason Affiliates, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Legg Mason Affiliates;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to the Legg Mason Affiliates pursuant to the New Subadvisory Agreement; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Legg Mason Affiliates.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or the Legg Mason Affiliates;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate
Portfolio	Investment Management Fee Rate*	Investment
		Management Fees
		for the most recently
		completed fiscal year
AST Legg Mason Diversified	0.7325% of average daily net assets to $300 million;	$3,208,479
Growth Portfolio	0.7225% on next $200 million of average daily net assets;
	0.7125% on next $250 million of average daily net assets;
	0.7025% on next $2.5 billion of average daily net assets;
	0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets; 0.6425% over $10 billion of average daily net assets

*The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.070% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Legg Mason Affiliates.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates LLC and

Head of Retail Distribution of PGIM

Investments LLC (June 2005-December 2011).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.*

Name	Position with Trust	Position with PGIM Investments

Timothy S. Cronin	President	Senior Vice President
Ken Allen	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Assistant Secretary and Vice President
Assistant Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice President

Christian J. Kelly	Treasurer & Principal Financial	Assistant Treasurer and Vice President
and Accounting Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Legg Mason Diversified Growth Portfolio	$1,043,465

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST Legg Mason Diversified Growth Portfolio	$185,009
Shareholder Communication Costs

The Legg Mason Affiliates will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit F to this information statement.

Andrew R. French

Secretary

Dated: October 8, 2020

EXHIBIT A

ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

Subadvisory Agreement

Agreement made as of this 31st day of July, 2020, between PGIM Investments LLC, a New York limited liability company (the Manager), and QS Investors (QS), a Delaware limited liability company, Brandywine Global Investment Management, LLC (Brandywine), a Delaware limited liability company, ClearBridge Investments, LLC (ClearBridge), a Delaware limited liability company, Western Asset Management Company (Western Asset) a California corporation, and Western Asset Management Company Limited (Western Asset Limited), a limited liability company incorporated in England and Wales (each, a Subadviser and collectively, the Subadvisers).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments LLC acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain each Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and each Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, each Subadviser shall manage such portion of the Trust's portfolio as is delegated to such Subadviser by the Manager and, in the case of each Subadviser other than QS, QS, from time to time (the Allocated Assets), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)Each Subadviser shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Manager and/or QS may, from time to time, allocate and reallocate the Trust's assets among the Subadvisers. In addition, the Manager and/or QS may determine not to allocate any portion of the Trust's assets to a Subadviser for a period of time during the term of this Agreement. A Subadviser's responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii)In the performance of its duties and obligations under this Agreement, each Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust, as provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, shall co-operate with the Manager' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA) and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide each Subadviser timely with copies of any updated Trust Documents.

(iii)Each Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by its Allocated Assets, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, Brokers), as such Subadviser may determine. In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Each Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Each Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. Each Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)Each Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning its Allocated Assets, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by each Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others. Conversely, each Subadviser and Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. Each Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)Each Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust Assets.

(b)Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by each Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Each Subadviser shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to such Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and each Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)Each Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). Each Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, each Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)Each Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g)Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(h)Pursuant to the delegation of fair valuation of the Trust's securities to the Manager by the Board of Trustees of the Trust, the valuation committee of the Manager shall have primary responsibility for valuation of the Trust's assets. The Manager represents and warrants to each Subadviser that such delegation of valuation responsibility complies with applicable law. Upon reasonable request from the Manager, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Manager and making available information of which the Subadviser has knowledge related to the investments being valued; provided, however, that the valuation committee of the Manager shall retain primary day-to-day responsibility for valuation of the Trust's assets. In addition, each Subadviser will use its reasonable efforts to promptly notify the Manager in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser's Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to each Subadviser regarding such matters as the composition of assets in the Subadviser's Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of such Subadviser).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, as promptly as possible after the end of each month, a fee computed daily at the annual rate set forth on the attached Schedule A and based on the Trust's average daily net assets of the portion of the Trust managed in the aggregate by the Subadvisers, as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager. For administrative convenience, the Manager shall pay all compensation due to the Subadvisers to QS.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business in relation to services provided to the Trust by the Subadviser. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain an appropriate Information Security Program which includes, but is not limited to: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(h)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.Each Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to each Subadviser by the Manager without the express written consent of the Manager. To the extent that each Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.Each Subadviser assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith. No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against such Subadviser under federal or state securities laws. The Manager shall indemnify each Subadviser, its affiliated persons, its officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser other than QS shall terminate this Agreement only with respect to such Subadviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Manager"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments LLC); (2) to the Trust at Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8.Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish promptly to each Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to a Subadviser in any way, prior to use thereof and not to use material if such Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agree to furnish each Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to such Subadviser. The Manager further agree to prospectively make reasonable changes to such materials upon a Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to a Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14.The obligations of each Subadviser hereunder are several and not joint. Each Subadviser shall be liable only for its own obligations hereunder. No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

QS INVESTORS, LLC

By: /s/ Steven R. Ducker

Name: Steven R. Ducker

Title: Chief Compliance Officer

Address for Notices: QS Investors, LLC

880 Third Avenue, 7th Floor New York, NY 10022 Attn: Business Management

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

By: /s/ Mark P Glassman

Name: Mark P Glassman

Title: Chief Administrative Officer

Address for Notices:

CLEARBRIDGE INVESTMENTS, LLC

By: /s/ Barbara Brooke Manning

Name: Barbara Brooke Manning

Title: Managing Director

Address for Notices:

WESTERN ASSET MANAGEMENT COMPANY

By: /s/ Karlen Powell

Name: Karlen Powell

Title: Manager of Client Service Support

Address for Notices:

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By: /s/ Marzo Bernardi

Name: Marzo Bernardi

Title: Director of Global Client Service and Marketing

Address for Notices:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by QS Investors (QS) and its affiliates, Brandywine Global Investment Management, LLC (Brandywine), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (Western Asset Limited), PGIM Investments LLC will pay QS an advisory fee on the aggregate net assets managed by the Subadvisers that is equal, on an annualized basis, to the following:

Portfolio Name	Contractual Subadvisory Fee Rate

0.350% of average daily net assets to $250 million;
AST Legg Mason	0.325% of average daily net assets over $250 million to $500 million;
0.300% of average daily net assets over $500 million to $750 million;
Diversified Growth
0.275% of average daily net assets over $750 million to $1 billion;
Portfolio
0.250% of average daily net assets over $1 billion to $2 billion;

0.225% of average daily net assets over $2 billion

QS has agreed to a contractual fee waiver arrangement that applies to the AST Legg Mason Diversified Growth Portfolio (Portfolio). Under this arrangement, QS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to QS for any portfolio affiliated with the Trust. In addition, QS will waive its subadvisory fee for the Portfolio in amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

Effective Date: July 31, 2020

EXHIBIT B

MANAGEMENT OF BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (BRANDYWINE)

Effective July 31, 2020, Brandywine is a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of June 30, 2020, Brandywine had approximately $65.1 billion in assets under management. Brandywine's address is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

Name & Address*	Position
David F. Hoffman	Senior Managing Director & Board Chairman
Mark P. Glass man	Senior Managing Director & Chief Administrative Officer

Henry F. Otto	Senior Managing Director
Stephen S. Smith	Senior Managing Director
Adam B. Spector	Managing Partner
Steven M. Tonkovich	Senior Managing Director
Patrick S. Kaser	Managing Director

*The principal mailing address of the principal executive officer and each director of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

COMPARABLE FUNDS FOR WHICH BRANDYWINE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Brandywine provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Brandywine
	(as of June 30, 2020)

Separate Account 1a	$2,871	0.27% on the first $500 million
		0.20% on the next $2 billion
		0.175% on the next $1 billion
		0.15% on portion of assets in excess of $3.5 billion
Separate Account 1b	$759	0.27% on the first $500 million
		0.20% on the next $2 billion
		0.175% on the next $1 billion
		0.15% on portion of assets in excess of $3.5 billion
Separate Account 2a	$203	0.223% on all assets

Separate Account 2b	$431	0.223% on all assets

Separate Account 3	$7	0.60% on all assets

Separate Account 4	$5	0.55% on all assets

Separate Account 5	$78	0.28% on all assets

Brandywine GLOBAL -	$435	Within the prospectus of the Brandywine GLOBAL - Diversified
Diversified US Large Cap		US Large Cap Value Fund - LBWAX, Legg Mason charges a flat
Value Fund - LBWAX		0.65% on all assets. The advisory fee-paid to Brandywine Global is
		equal to 90% of the management fee paid to Legg Mason Partners

Fund Advisor, LLC, net of expense waivers and reimbursements.

B-1

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Brandywine
	(as of June 30, 2020)

Diversified Large Cap	$4	0.55% on the first $50 million
Value – BIT		0.40% on the next $150 million
		0.35% on the next $200 million
		0.30% on the next $250 million
		0.25% on portion of assets in excess of $650 million
Brandywine GLOBAL –	$3	Class R <25mm 0.56%
Diversified US Large Cap		Class R1 25-50mm 0.51%
Value CIT		Class R2 50-250mm 0.46%
		Class R3* > 250mm 0.41%

		*also serves as founders fee class

B-2

EXHIBIT C

MANAGEMENT OF CLEARBRIDGE INVESTMENTS, LLC (CLEARBRIDGE)

Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2020, ClearBridge's assets under management (including assets under management for ClearBridge and RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $149.4 billion, including $24 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors

Name & Address*	Position
Terrence J. Murphy	President, Chief Executive Officer and Director
Barbara Brooke Manning	Chief Compliance Officer and General Counsel
Harry D. Cohen	Co-Chief Investment Officer
Scott K. Glasser	Co-Chief Investment Officer and Director

Cynthia K. List	Chief Financial Officer and Director
Jennifer M. Johnson	Director
Jed A. Plafker	Director
Gwen L. Shaneyfelt	Director
Matthew Nicholls	Director

*The principal mailing address of the principal executive officer and each director of ClearBridge is 620 Eighth Avenue, New York, New York 10018 or One Franklin Parkway, San Mateo, California 94403.

COMPARABLE FUNDS FOR WHICH CLEARBRIDGE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which ClearBridge provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in	Annual Rate of Advisory/Subadvisory Fee Paid to ClearBridge
	Millions
	(as of June 30, 2020)

ClearBridge Aggressive Growth	$6,262.53	0.525% on first $1 billion; 0.5075% on next $1 billion; 0.49% on
Fund		next $3 billion; 0.4725% on next $5 billion; 0.455% over $10
		billion
ClearBridge Variable Aggressive	$746.70	0.525% on first $1 billion; 0.5075% on next $1 billion; 0.49% on
Growth Portfolio		next $3 billion; 0.4725% on next $5 billion; 0.455% over $10
		billion
Legg Mason ClearBridge U.S.	$714.94	0.43% on all assets
Aggressive Growth Fund
(Offshore)

EQAT Multimanager Aggressive	$140.20	0.35% on first $500 million; 0.30% on next $1.5 billion; 0.25% over
Equity Portfolio		$2 billion

C-1

Fund	Net Assets in	Annual Rate of Advisory/Subadvisory Fee Paid to ClearBridge
	Millions
	(as of June 30, 2020)

LVIP ClearBridge QS Select	$137.59	0.40% on first $100 million; 0.35% on next $100 million; 0.30% on
Large Cap Managed Volatility		next $100 million; 0.28% over $300 million
Fund (Aggressive Growth sleeve)

C-2

EXHIBIT D

MANAGEMENT OF QS INVESTORS LLC (QS)

Effective July 31, 2020, QS is a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of June 30, 2020, QS had approximately $17.1 billion in assets under management. QS is headquartered at 880 3rd Avenue, New York, New York 10022.

Name & Address*	Position
Adam Petryk	President and CEO
Steven Ducker	Chief Compliance Officer

* The principal mailing address of the principal executive officer and each director of QS is 880 3rd Avenue, New York, New York 10022.

COMPARABLE FUNDS FOR WHICH QS

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which QS provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to QS
(as of June 30, 2020)

N/A

D-1

EXHIBIT E

MANAGEMENT OF WESTERN ASSET MANAGEMENT COMPANY LLC (WAMCO)

AND

WESTERN ASSET MANAGEMENT COMPANY LIMITED (WAML)

WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $468.5 billion as of June 30, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Name & Address	Position

James W. Hirschmann*	President and Chief Executive Officer, Western Asset (Chairman)

Jennifer W. Murphy, CFA*	Chief Operating Officer, Western Asset (Executive Director)

Jennifer Johnson**	President, Chief Executive Officer, Franklin Templeton. (Non-Executive Director)

Matthew Nicholls**	Executive Vice President, Chief Financial Officer, Franklin Templeton. (Non-Executive
Director)

Jed A. Plafker**	Executive Vice President, Head of Global Distribution, Franklin Templeton. (Non-Executive
Director)

*The principal mailing address of the principal executive officer and each director is 385 East Colorado Boulevard, Pasadena CA, 91101.

**The principal mailing address of the principal executive officer and each director is 10 Exchange Place, London, England.

COMPARABLE FUNDS FOR WHICH WAMCO/WAML

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which WAMCO/WAML provide investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to
	(as of June 30, 2020)	WAMCO/WAML

AST Western Asset Core	$3,413	22.5bps on the first $300mm
Plus Bond Portfolio		15bps on the next $1.7B
		10bps on excess of $2B

Portfolio 1	$631	50bps on the first $25mm
		15bps $25mm
Portfolio 4	$374	20bps on net assets
Portfolio 5	$715	30bps on the first $100mm
		15bps on excess of $100mm
Portfolio 6	$4,246	22.5bps on the first $300mm
		15bps on the next $1.7B
		10bps on excess of $2B
Portfolio 7	$1,006	20bps on the first $50mm
		17bps on the next $50mm

E-1

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to
	(as of June 30, 2020)	WAMCO/WAML
		14bps on the next $250mm
		9bps on the next $1.65B
		5bps on excess of $2B
Portfolio 8	$262	20bps on the first $50mm
		17bps on the next $50mm
		14bps on the next $250mm
		9bps on the next $1.65B
		5bps on excess of $2B
Portfolio 10	$133	22.5bps on the first $300mm
		15bps on the next $1.7B
		10bps on excess of $2B
AST Western Asset	$85	40bps on the first $100mm
Emerging Markets Debt		20bps on the balance
Portfolio
Portfolio 1	$877	20bps on the balance
Portfolio 4	$33	60bps on net assets

E-2

EXHIBIT F

SHAREHOLDER INFORMATION

As of October 2, 2020, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of October 2, 2020, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Legg Mason	Pruco Life Insurance Company	Attn: Separate Accounts	34,881,077.106/90.24%
Diversified Growth	PLAZ – Annuity	213 Washington Street
Portfolio		Newark, NJ 07102

	Pruco Life Insurance Company	Attn: Separate Accounts	3,772,801.426/9.76%
	PLNJ – Annuity	213 Washington Street
Newark, NJ 07102

F-1

ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement for the AST Legg Mason Diversified Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's subadvisers and the new subadvisory agreement.

As discussed in the Information Statement, at a regular meeting held on June 15-16, 2020, the Board of Trustees (the Board) of the Trust approved a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio among PGIM Investments LLC (PGIM Investments or the Manager), QS Investors, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company LLC and Western Asset Management Company Limited (collectively, the Legg Mason Affiliates), due to a change of control of the parent company of the Legg Mason Affiliates.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of the Legg Mason Affiliates, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and the Legg Mason Affiliates became indirect subsidiaries of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and each of the Legg Mason Affiliates and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and the Legg Mason Affiliates for the Portfolio.

The New Subadvisory Agreement became effective on July 31, 2020, and is identical to the prior subadvisory agreement between the Manager and the Legg Mason Affiliates. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. PGIM Investments will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about October 12, 2020, to all shareholders of record as of the close of business on July 31, 2020. A copy of the Information Statement will remain on the Portfolio's website until January 11, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until January 11, 2021. To ensure prompt delivery, you should make your request no later than December 28, 2020. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice will be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTLMDGIS-B